Commitment and Contingencies	12 Months Ended
Dec. 31, 2021
Commitment and Contingencies
Commitment and Contingencies

20. Commitments and Contingencies

(a) Commitments

Property management fee obligation

The Group leases office space under non-cancelable operating lease agreements, which expire at various dates through July 2024. Future minimum payments under non-cancelable agreements for bandwidth and property management fees consist of the following as of December 31, 2021:

As of December 31,
2021
RMB
2022	6,243
2023	5,854
2024	1,896
2025	—
2026 and thereafter	—
Total	13,993

Purchase obligation

As of December 31, 2021, future minimum payments under non-cancelable agreements for imported equipment from Wuhan Miracle is RMB11.0 million (US$1.7 million), of which is due by 2022.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group’s accrued expense for litigation liabilities was RMB992 and RMB2,162 as of December 31, 2020 and 2021, respectively, and the Group recognized RMB4,967, RMB4,022 and RMB6,150 litigation expense for the years ended December 31, 2019, 2020 and 2021, respectively. The litigations are mainly in connection with infringement of intellectual property right, including rights of reputation and image rights.